STOCKHOLDERS' EQUITY	12 Months Ended
Jun. 30, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
NOTE 17 -              STOCKHOLDERS’ EQUITY

In August 2010, the Board of Directors adopted the 2010 Rights Plan. The 2010 Rights Plan provides for a dividend distribution of one preferred share purchase (the “Right”), for each outstanding ordinary share.  Each Right entitles the shareholder to buy one share of the Class A Preferred Stock at an exercise price of $160.  The Right will become exercisable if a person or group announces an acquisition of 20% or more of the outstanding ordinary shares of the Company, or announces commencement of a tender offer for 20% or more of the ordinary shares. In that event, the Right permits shareholders, other than the acquiring person, to purchase the Company’s ordinary shares having a market value of twice the exercise price of the Right, in lieu of the Class A Preferred Stock. In addition, in the event of certain business combinations, the Right permits the purchase of the ordinary shares of an acquiring person at a 50% discount.  Right held by the acquiring person becomes null and void in each case.  Unless terminated earlier by the Board of Directors, the 2010 Rights Plan will expire on September 27, 2020. There is no accounting impact related to the Right.

On May 30, 2013, pursuant to the terms of the acquisition of Bond, the Company issued 1,407,907 ordinary shares as partial consideration during the year ended June 30, 2013 (note 3).